                                                                    EXHIBIT 10.4


                         GLOBAL DIAMOND RESOURCES, INC.


                         SECURITIES PURCHASE AGREEMENT


                  --------------------------------------------


                                December 5, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

1.   Purchase and Sale of Securities .....................................   1

2.   Deliveries at Closing ...............................................   2

3.   Representations and Warranties of the Company .......................   4

4.   Representations, Warranties and Covenants of the Purchaser ..........  10

5.   Indemnification .....................................................  12

6.   Post-Closing Covenants ..............................................  13

7.   Registration Rights .................................................  16

8.   Miscellaneous .......................................................  26

                                    EXHIBITS
                                    --------

A.             Secured Convertible Promissory Note

B.             Pledge Agreement

C.             Corporate Guaranty

D.             Warrant Certificates

E.             Company's Officer's Certificate

F.             Opinion of Company Counsel

G.             Opinion of GDRIL Counsel

H.             Opinion of Global Diamond-SA Counsel

I.             Purchaser's Officer's Certificate

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     This Securities Purchase Agreement ("Agreement") is entered into this 5th day of December 1997, by and among GLOBAL DIAMOND RESOURCES, INC., a Nevada corporation (the "Company"), GLOBAL DIAMOND RESOURCES INTERNATIONAL LIMITED, a British Virgin Islands company ("GDRIL"), and INTERNATIONAL PCM HOLDINGS LIMITED, a British Virgin Islands company ("Purchaser").

                                R E C I T A L S
                                - - - - - - - -

     A. The Company and GDRIL desire to obtain additional capital in order to further the mine development and operations of GRDIL's South African subsidiaries.

     B. In order to obtain such funds, GDRIL desires to sell and issue to the Purchaser at Closing (as defined below) GDRIL's Secured Convertible Promissory
Note in the original principal amount of Three Million U.S. Dollars (U.S.$3,000,000) and the Company desires to sell and issue to the Purchaser 3,525,241 shares of the Company's $.001 par value common stock ("Common Stock"), for the aggregate payment of Six Million U.S. Dollars (U.S.$6,000,000), on the terms and subject to the conditions set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

     It is agreed as follows:

     1.   Purchase and Sale of Securities.
          -------------------------------

          1.1  Purchase and Sale of Shares.  Subject to the terms and conditions
               ---------------------------
herein stated, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company, 3,525,241 shares ("Shares") of Common Stock at a total purchase price of Three Million U.S. Dollars (U.S.$3,000,000), which Shares constitute thirty percent (30%) of the issued and outstanding Common Stock of the Company as of the date hereof.

          1.2  Purchase and Sale of Note.  Subject to the terms and conditions
               -------------------------
herein stated, GDRIL agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from GDRIL, GDRIL's Secured Convertible Promissory Note ("Note") in the original principal amount of up to Three Million U.S. Dollars (U.S.$3,000,000) at a purchase price of Three Million U.S. Dollars (U.S. $3,000,000).

               1.2.1  Note.  The Note shall be in the form of, and have the
                      ----
payment terms, interest rate, and other rights, terms and conditions as provided in the Note attached hereto as Exhibit "A".

               1.2.2  Security for the Note.  To secure repayment and full
                      ---------------------
and timely performance of the obligations of GDRIL under the Note, GDRIL shall enter into the Pledge Agreement attached hereto as Exhibit "B" (the "Pledge Agreement") pursuant to which GDRIL shall pledge to the Purchaser and grant to the Purchaser a security interest in and to 100% of the issued and outstanding shares of Global Diamond Resources
(SA) (Pty) Limited ("Global Diamond-SA"), a South African corporation wholly-owned by GDRIL.

               1.2.3 Corporate Guaranty.  As further security for the repayment
                     ------------------
of the Note, the Company shall unconditionally and irrevocably guarantee all of GDRIL's payment and other obligations under the Note pursuant to a Corporate Guaranty in the form attached to this Agreement as Exhibit "C" ("Guaranty").

          1.3  Purchase and Sale of Warrants.  Subject to the terms and
               -----------------------------
conditions of this Agreement, the Company agrees to sell and issue to the Purchaser, for no additional consideration, four (4) separate common stock purchase warrants in the forms attached to this Agreement as Exhibit "D" (the "Warrants"). The Warrants shall give the Purchaser the right to purchase a number of shares of Common Stock at the exercise price and subject to the terms and conditions as contained in the Warrants, it being understood that the Warrants have been prepared with the intent of affording the Purchaser the right to maintain its 30% shareholding in the Company in the event that outstanding warrants having an exercise price of less than $1.00 are exercised.

          1.4  Closing.  The closing of the transactions contemplated by this
               -------
Agreement ("Closing") shall take place at the offices of Baker & McKenzie, Twelfth Floor, 101 West Broadway, San Diego, California at 11:00 a.m. on December 5, 1997, or at such other time or place as the parties hereto shall by written instrument designate (with the date on which such Closing takes place referred to as the "Closing Date"). Except as otherwise provided herein, the Closing may be conducted by means of exchange of documents via facsimile with original documents to be exchanged by overnight mail. At the Closing, GDRIL shall deliver to the Purchaser the Note and the Company shall deliver to the Purchaser the certificates representing the Shares and Warrants purchased by the Purchaser under this Agreement in definitive form and registered in the name of the Purchaser against delivery to the Company by the Purchaser of separate wire transfers to the general accounts of GDRIL and the Company in the amounts of One Million One Six Hundred Thousand U.S. Dollars ($U.S.1,600,000), representing the first installment under the Note, and Three Million U.S. Dollars (U.S.$3,000,000), respectively (together with the conditional second installment under the Note in the amount of $U.S.1,400,000, collectively referred to as the "Purchase Price").

     2.   Deliveries at Closing.
          ---------------------

          2.1  Company's Deliveries at Closing.  At the Closing, the Company and
               -------------------------------
GDRIL shall deliver or cause to be delivered to the Purchaser all of the following:

               (a) the Note, duly executed by GDRIL;

               (b) a certificate or certificates representing the Shares and each of the Warrants, registered in the name of the Purchaser;

               (c) the Pledge Agreement, duly executed by each of GDRIL, the Company and Global Diamond-SA;

               (d) the Guaranty, duly executed by the Company;

               (e) an Officer's Certificate of the Company in the form attached hereto as Exhibit "E";

               (f) certified resolutions of the Board of Directors of each of the Company, GDRIL and Global Diamond-SA authorizing consummation of the transactions contemplated by this Agreement;

               (g) an opinion letter of counsel for the Company in the form attached hereto as Exhibit "F";

               (h) an opinion letter of counsel for GDRIL in the form attached hereto as Exhibit "G";

               (i) an opinion letter of counsel for Global Diamond-SA in the form attached hereto as Exhibit "H";

               (j) a Certificate of Good Standing from the State of Nevada for the Company as of a date not earlier than ten (10) business days before the Closing; and

               (k) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

          2.3  Purchaser's Deliveries at Closing.  At the Closing, the Purchaser
               ---------------------------------
shall deliver or cause to be delivered to the Company and to GDRIL all of the following:

               (a) separate wire transfers of immediately available funds to GDRIL's and the Company's general accounts in the amounts of $1,600,000 and $3,000,000, respectively;

               (b) the Pledge Agreement, duly executed by the Purchaser;

               (c) an Officer's Certificate of the Purchaser in the form attached hereto as Exhibit "I";

               (d) certified resolutions of the Purchaser's Board of Directors authorizing consummation of the transactions contemplated by this Agreement; and

               (e) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

     3.   Representations and Warranties of the Company and GDRIL.
          -------------------------------------------------------

          As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Note and the Warrants, each the Company and GDRIL represents and warrants, jointly and severally, that the following statements are true and correct in all material respects except as expressly qualified or modified herein.

          3.1  Organization and Good Standing.  The Company is a corporation
               ------------------------------
duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company. GDRIL is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. GDRIL is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon GDRIL.

          3.2  Capitalization.  The authorized capital stock of the Company
               --------------
consists of 10,000,000 shares of Preferred Stock, $.001 par value, of which no shares are issued, and 25,000,000 shares of Common Stock, $.001 par value, of which 8,225,561 shares are issued and outstanding. All of the issued and outstanding capital shares of GDRIL are owned by the Company and the Company's wholly-owned subsidiary, Global Diamond Resources Inc., a British Columbia corporation. The authorized capital of Global Diamond-SA consists of 100 ordinary shares, of which 95 shares are issued and outstanding and held by GDRIL. Global Diamond-SA owns 50% of the issued and outstanding share capital of Nabas Diamonds (Pty) Limited, a South African corporation ("Nabas Diamonds"), free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature. There are no options, warrants or rights outstanding which entitle their holder to purchase or acquire any capital shares of GDRIL, Global Diamond-SA or Nabas Diamonds. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. The Shares and the Warrants, along with the shares of Common Stock underlying the Note and Warrants (collectively referred to as the "Securities") are duly authorized and, when issued and paid for in accordance with the terms of the Agreement, the Note or the Warrants, as the case may be, will be validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.2, there are no agreements, options, warrants or other rights to purchase any of the Company's authorized and unissued Preferred Stock or Common Stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts known to the Company by and among the Company, its shareholders, or any of them.

          3.3  No Subsidiaries.  Except as set forth on Schedule 3.3, the
               ---------------
Company does not control, or have any interest in, directly or indirectly, any corporation, partnership, business trust, association or other business entity.

          3.4  SEC Reports.  The Company has delivered to the Purchaser its
               -----------
annual report on Form 10-KSB for the fiscal year ended December 31, 1996 and all quarterly reports on Form 10-QSB subsequently filed with the U.S. Securities and Exchange Commission (collectively, the "SEC Reports"). Except as set forth in
Schedule 3.4 or this Agreement, the information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.5  Validity of Transactions.  This Agreement, and each document
               ------------------------
executed and delivered by each of the Company and GDRIL in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized, executed and delivered by each of the Company and GDRIL and is each the valid and legally binding obligation of each of the Company and GDRIL, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The Shares issuable hereunder, when issued in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable. The Securities will be free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

          3.6  No Violation.  The execution, delivery and performance of this
               ------------
Agreement and each document executed and delivered by the Company and GDRIL has been duly authorized by the Boards of Directors of each of the Company and GDRIL and, to the extent necessary, the shareholders of each of the Company and GDRIL, will not violate any law or any order of any court or government agency applicable to the Company or GDRIL, as amended, as the case may be, or the Articles of Incorporation or Bylaws of the Company or GDRIL, as amended, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company or GDRIL pursuant to the terms of any agreement or instrument by which the Company or GDRIL or any of their assets may be bound.
No approval of or filing with any governmental authority is required for either of the Company or GDRIL to enter into, execute or perform this Agreement.

          3.7  Litigation.  Except as set forth in the SEC Reports, there are no
               ----------
suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company or GDRIL, threatened against or affecting the Company or GDRIL which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company or GDRIL, or which questions the validity of this Agreement or any action to be taken in connection therewith, and neither the Company nor GDRIL is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. Neither the Company nor GDRIL has commenced nor currently intends to commence any legal proceedings against any other person or entity.

          3.8  Mining Properties.  Neither the Company nor any of its
               -----------------
subsidiaries own any real property or mining interests except as set forth on
Schedule 3.8 attached hereto. Set forth on Schedule 3.8 attached hereto is a complete list as of the date hereof of all contracts and permits which represent Global Diamond-SA's and Nabas Diamond's mining properties and interests ("Mining Contracts"). Each of the Mining Contracts is legal, binding and enforceable, is in full force and effect, and grants to the Company or its subsidiaries, as the case may be, the exclusive right to mine the property interest demised thereunder, except as expressly limited by the terms of the respective Mining Contract and applicable South African law. Except as set forth in Schedule 3.8, none of the Mining Contracts will expire or be terminated or be subject to any modification of terms or conditions upon the consummation of the transactions contemplated by this Agreement. All amounts due and payable by the Company or its subsidiaries under the Mining Contracts have been fully paid. There are no actual or, to the knowledge of the Company and GDRIL, threatened expropriations, interdicts or rood proclamations relating to the premises covered by the Mining Contracts, and no claims for restitution of land rights have been lodged under the South African Restitution of Lands Rights Act 20 of 1994 in relation to the premises covered by the Mining Contracts. Nabas Diamonds has all necessary statutory consents to prospect in that area of the Richtersveld National Park covered by the prospecting permit therefor and it has obtained a Section 51(3) permission in terms of the Rural Areas Act 9 of 1987 to prospect in the area covered by the Grasdrif prospecting permit. Except as set forth in Schedule 3.8, neither Global Diamond-SA nor Nabas Diamonds is in default in any material respect under the terms of any Mining Contract nor has any event occurred which, with the passage of time or giving of notice, would constitute such a default by Global Diamond-SA or Nabas Diamonds and, to the Company's knowledge, no other party to any such Mining Contract is in default in any material respect thereunder nor has any such event occurred with respect to such party. The Company or its subsidiaries, as the case may be, has good and valid title to each of the mining interests demised under the Mining Contracts free and clear of any liens or encumbrances, except those set forth in the Mining Contracts and applicable South African law.

          3.9  Use of Proceeds.  The Company and GDRIL shall use the proceeds
               ---------------
from the sale of the Securities solely for the purpose of furthering the operations of the Company, GDRIL and its South African subsidiaries.

          3.10 Taxes.  All federal income tax returns and state and local income
               -----
tax returns for each of the Company and GDRIL have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on either the Company or GDRIL have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against the Company or GDRIL, and there are no pending, or to the knowledge of the Company or GDRIL, threatened tax audits, examinations or claims.

          3.11 No Defaults.  No material default (or event which, with the
               -----------
passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation either of the Company or GDRIL under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement, or other contract or instrument to which either the Company or GDRIL is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of the Company, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

          3.12 Environmental Matters.  Based on the actual knowledge of the
               ---------------------
Company and GDRIL: (i) the operations of Global Diamond-SA and Nabas Diamonds comply in all respects with all applicable South African environmental, health and safety statutes and regulations; (ii) none of the operations of the Company, Global Diamond-SA and Nabas Diamonds involve the unlawful generation of, transportation, treatment or disposal of hazardous waste; (iii) neither Global Diamond-SA or Nabas Diamonds has disposed of any hazardous waste or substance by placing it in or on the ground of any premises owned, leased or used by it; and
(iv) no underground storage tanks or surface impoundments are on any of the premises owned, leased or used by the Company, Global Diamond-SA or Nabas Diamonds. There are no pending or to the actual knowledge of the Company and GDRIL, threatened claims, encumbrances or restrictions of any nature resulting from environmental laws with respect to or affecting any properties in which the Company or its subsidiaries has an interest.

          3.13 Insurance.  The Company has insurance with respect to its
               ---------
property and operations in the United States as set forth in Schedule 3.13.

          3.14 Absence of Undisclosed Liabilities.  The Company has no
               ----------------------------------
liabilities or obligations of any nature, whether known or unknown, absolute, accrued contingent or otherwise, and whether due or to become due, not disclosed in the SEC Reports, except: (a) those set forth in Schedule 3.14; and (b) those which (i) were incurred in the ordinary course of business subsequent to September 30, 1997, and (ii) individually and in the aggregate are not material to the operations or financial condition of the Company.

          3.15 Securities Law Compliance.  Assuming the accuracy of the
               -------------------------
representations and warranties of the Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Securities constitutes or will constitute, as the case may be, an exempted transaction under the Securities Act of 1933 ("1933 Act"), as now in effect, and registration of the Securities under the 1933 Act, is not required, and no notice, filing, registration, or qualification under any U.S. state securities or "Blue Sky" law is required in connection therewith except for such filings as may be necessary to comply with the Blue Sky laws of any state, which filings will be made in a timely manner.

          3.16 Directors and Officers.  None of the directors or officers of the
               ----------------------
Company has:

               (a) ever filed, or had filed against him or her, a petition under the bankruptcy or insolvency laws of any governmental regulatory authority, whether U.S. or foreign, or had a receiver, fiscal agent or similar officer appointed by a court for his or her business or property or any partnership in which he or she was a general partner at or within two years before the date hereof; or

               (b) been convicted of a crime or named in a criminal proceeding which is presently pending or, to the knowledge of the Company, threatened (excluding traffic violations and other minor offenses); or

               (c) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining him or her from, or otherwise limiting, any of the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of the U.S. Federal commodities laws or the securities laws of any other governmental regulatory authority, whether U.S. or foreign; or

               (d) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of a governmental regulatory authority, whether U.S. or foreign, barring, suspending or otherwise limiting for more than sixty (60) days his or her right to engage in any activity described in Section 3.11(c) above or to be associated with persons engaged in any such activity; or

               (e) been found by a court in a civil action or any governmental authority to have violated any U.S. Federal or State securities laws or the securities laws of any other country, which judgment or finding has not been subsequently reversed, suspended or vacated;

               (f) been found by a court in a civil action or by the U.S. Commodity Futures Trading Commission to have violated any U.S. Federal commodities law, which judgment or finding has not been subsequently reversed, suspended or vacated; or

               (g) have or will have an interest adverse to the Company or any of its subsidiaries in any pending litigation or contemplated legal proceeding (including administrative proceedings and investigations by governmental authorities).

          3.17 Corporate Documents.  The Company has furnished to the Purchaser,
               -------------------
or will furnish upon request, true and complete copies of the Articles of Incorporation and Bylaws of the Company certified by its secretary and copies of the resolutions adopted by the Company's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. The Company has made available to the Purchaser and its representatives all corporate minute books of the Company, and such minute books contain complete and accurate records of the proceedings of the Company's shareholders and directors.

          3.18 Compliance with Laws.  The Company has complied in all material
               --------------------
respects with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law.

          3.19 Board of Directors.  At the completion of the Closing, the Board
               ------------------
of Directors of the Company shall take the necessary corporate action to increase the authorized number of directors of the Company to nine (9) and then appoint three (3) nominees of the Purchaser to the Board of Directors.

          3.20 Brokers and Finders.  Except as set forth in Schedule 3.20, the
               -------------------
Company has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. As more fully set forth in Section 5.1, the Company shall indemnify and hold the Purchaser harmless against all claims for brokers' or finders' fees made or asserted by any party claiming to have been employed by the Company or any shareholder, director, officer, employee or agent of the Company and all costs and expenses (including the reasonable fees of counsel) of investigating and defending such claims.

          3.21 Copies of Certain Documents.  Prior to the date hereof, the
               ---------------------------
Company has delivered or made available to the Purchaser true and complete copies of all documents relating to the operations of the Company that the Purchaser has requested.

     4.   Representations, Warranties and Covenants of the Purchaser.
          ----------------------------------------------------------

          As a material inducement to the Company and GDRIL to enter into this Agreement and to sell and issue the Note, the Shares and the Warrants, the Purchaser represents, warrants and covenants that the following statements are true and correct in all material respects except as expressly qualified or modified herein.

          4.1  Domicile and Accredited Purchaser.  The Purchaser is domiciled in
               ---------------------------------
the British Virgin Islands and is an "accredited investor" as defined under Rule 501 under the 1933 Act. All of the beneficial owners of the Purchaser are domiciled in the Kingdom of Saudi Arabia.

          4.2  Power and Authority.  The Purchaser, if organized as a
               -------------------
corporation, partnership or other entity (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) the Purchaser has taken all corporate, partnership and other action on the part of the Purchaser, as applicable, necessary for the execution, delivery and consummation of the transactions contemplated by this Agreement. The Purchaser has full and absolute right, power and authority and legal capacity to execute, deliver and perform this Agreement and all other agreements contemplated hereby to be executed by the Purchaser and, upon such execution, this Agreement and Pledge Agreement will be the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally.

          4.3  No Violation.  The execution, delivery and performance of this
               ------------
Agreement and all other agreements contemplated hereby to be executed and delivered by the Purchaser, and the consummation of the transactions contemplated hereby and thereby will not materially violate, with or without the giving of notice or the lapse of time, or both, any provision of law applicable to the Purchaser and will not conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any person the right to accelerate any material obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any material properties, assets or business of the Purchaser.

          4.4  Limited Transferability.  The Purchaser acknowledges that the
               -----------------------
Securities have not been registered under the 1933 Act, as amended, or the securities laws of any state (collectively the "Acts") and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act. The Securities may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

          4.5  Acquisition for Investment.  The Purchaser is acquiring the
               --------------------------
Securities for the Purchaser's own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act thereof in a manner which would require registration under the 1933 Act or any state securities laws.

          4.6  Restrictive Legends.  The Purchaser understands and acknowledges
               -------------------
that the Securities will bear the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL

          ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

          4.7  Rule 144.  The Purchaser acknowledges that an investment in the
               --------
Securities is not liquid and is transferable only under limited conditions. The Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the 1933 Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Securities.

          4.8  Speculative Nature and Risk.  The Purchaser understands and
               ---------------------------
acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Securities. The Purchaser represents and warrants that the Securities constitute an investment which is suitable and consistent with the Purchaser's financial condition and that the Purchaser is able to bear the risks of this investment for an indefinite period of time, which may include the total loss of the Purchaser's investment in the Securities. The Purchaser further represents that (a) the Purchaser has adequate means of providing for the Purchaser's current financial needs and contingencies, (b) there is no need for liquidity in the Purchaser's investment in the Securities, and (c) the Purchaser has sufficient financial and business experience to evaluate the merits and risks of an investment in the Securities.

          4.9  Independent Investigation and Advisors.  The Purchaser confirms
               --------------------------------------
that (a) the Purchaser has received, reviewed, and understands the financial statements included in the SEC Reports; (b) the Purchaser has been expressly offered the opportunity to be provided a copy of and to review all reports, documents and exhibits referenced therein and such other agreements, documents and information as the Purchaser deems necessary or appropriate in determining to make an investment in the Securities, and (c) the Purchaser is purchasing the Securities without any offering memoranda or prospectus of any kind, other than the SEC Reports. The Purchaser represents and warrants that in making the decision to acquire the Securities the Purchaser has relied upon its own independent investigation of the Company, GDRIL and Global Diamond-SA and the independent investigations of the Company, GDRIL and Global Diamond-SA by the Purchaser's representatives, including the Purchaser's own professional legal, tax, mining and investment advisors, and (d) the Purchaser and the Purchaser's representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from the Company, GDRIL and Global Diamond-SA, or person(s) acting on their behalf, concerning the terms and conditions of acquisition by the Purchaser of the Securities and any other matters concerning an investment in the Securities, and to obtain any additional information the Purchaser deems necessary or appropriate to verify the accuracy of the information provided.

          4.10 Board of Directors.  At the completion of the Closing, the
               ------------------
Purchaser shall have the right to nominate three (3) of the nine (9) members of the Company's Board of Directors. The Purchaser represents and warrants that none of its nominees to the

Company's Board of Directors shall have undertaken or been the subject of any actions or proceedings set forth in Section 3.16. The Purchaser also agrees that all of its nominees to the Company's Board of Directors at the time of said nomination will complete an Officers and Directors Questionnaire in a form to be provided by the Company.

          4.11 Copies of Certain Documents.  Prior to the date hereof, the
               ---------------------------
Company has delivered or made available to the Purchaser true and complete copies of all documents relating to the operations of the Company that the Purchaser has requested.

     5.   Indemnification.
          ---------------

          5.1  Indemnity by the Company.  Each of the Company and GDRIL, jointly
               ------------------------
and severally agrees to and does hereby indemnify and hold the Purchaser, the Purchaser's successors and assigns and their respective directors, officers, employees and agents, harmless from and against any and all loss, damage, liability, injury, cost and expense (including attorneys fees) incurred by such party in connection with or arising from: (a) the non-performance, partial or total, by the Company or GDRIL of any of its agreements and covenants contained in this Agreement or the Note; (b) the non-performance, partial or total, by the Company, GDRIL or Global Diamond-SA of any of its agreements and covenants contained in the Pledge Agreement; (c) the inaccuracy of any representation of the Company or GDRIL contained or referred to in this Agreement or any Schedule, Exhibit or certificate delivered by or on behalf of the Company pursuant hereto;
(d) the inaccuracy of any representation of the Company or GDRIL contained or referred to in the Pledge Agreement or any Schedule, Exhibit or certificate delivered by or on behalf of the Company or GDRIL pursuant thereto; (e) claims for any brokers' or finders' fees made or asserted by any party claiming to have been employed by the Company or any shareholder, director, officer, employee or agent of the Company; and (f) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing matters set forth in this Section 5.1.

          5.2  Indemnity by the Purchaser.  The Purchaser agrees to and does
               --------------------------
hereby indemnify and hold each of the Company and GDRIL, their successors and assigns, and their respective directors, officers, employees and agents harmless from and against any and all loss, damage, liability, injury, cost and expense (including attorneys fees) incurred by such party in connection with or arising from: (a) the non-performance, partial or total, by the Purchaser of any of its agreements and covenants contained in this Agreement; (b) the inaccuracy of any representation of the Purchaser contained or referred to in this Agreement or any Schedule, Exhibit or certificate delivered by or on behalf of the Purchaser pursuant hereto; (c) claims for any brokers' or finders' fees made or asserted by any party claiming to have been employed by the Purchaser or any shareholder, director, officer, employee or agent of the Purchaser; and (d) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing matters set forth in this Section 5.2.

     6.   Post-Closing Covenants.
          ----------------------

          6.1  Additional Information.  Prior to the complete repayment of the
               ----------------------
Note, each of the Company and GDRIL shall permit the Purchaser and its affiliated companies, their officers, directors and authorized representatives, at their expense, to visit and inspect the properties of the Company, GDRIL and Global Diamond-SA, to examine the Company's, GDRIL's and Global Diamond-SA's books of account and records and to discuss the Company's, GDRIL's and Global Diamond-SA's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Purchaser.

          6.2  Confidentiality.  Each of the parties hereto has, prior to the
               ---------------
Closing, through their respective representatives, permitted investigation of the property, records and the financial condition of the other parties hereto. In the course of said investigation and in the course of the negotiation of this Agreement, each party has received confidential information regarding the operations of the other parties hereto. Each party shall each keep confidential and not use any information so obtained which is not otherwise publicly available or ascertainable. In this regard, the Purchaser acknowledges that it is aware, and that it's representatives will be made aware, that in connection with its discussions with the Company regarding this transaction and pursuant to the terms of the Note, it has and will come into possession of material, non-public information about the Company. Accordingly, the Purchaser agrees that it will not trade (or cause or encourage any third party to trade), and it will use its best efforts to assure that none of its representatives will trade (or cause or encourage any third party to trade), in any securities of the Company while in the possession of such material non-public information. The provisions of this Section 6.2 shall also apply to all confidential information received by the Purchaser and its representatives under the Note.

          6.3  Employment Agreements.  As soon as reasonably practicable
               ---------------------
following the date hereof, the Company shall commission an independent study of compensation and benefits paid to executive officers of corporations similarly situated to the Company. No later than sixty (60) days following the Closing, the Company shall enter into written employment agreements with Johann de Villiers as its Chief Executive Officer, Pieter van Wyk as its Director of Mining and Exploration, Mervyn McCulloch as its Chief Financial Officer and Eugene Brill as its Vice President of Investor Relations on terms consistent with the independent study. The employment agreements shall be subject to the approval of the compensation committee of the Company's Board of Directors ("Compensation Committee"), whose approval shall not be withheld provided that the terms of the employment agreements are consistent with the independent study. The Compensation Committee shall consist of John Tyson and two (2) of the members of the Company's Board of Directors that were nominated by Purchaser pursuant to Section 4.10 herein.

          6.4  Indemnification of Directors and Officers.  As soon as reasonably
               -----------------------------------------
practicable following the date hereof, but in no event more than thirty (30) days following the Closing, the Company shall prepare and execute written Indemnification Agreements with all directors of the Company nominated by the Purchaser, the terms of which agreements shall be reasonably acceptable to the Purchaser.

          6.5  Directors and Officers Liability Insurance.  As soon as
               ------------------------------------------
reasonably practicable following the date hereof, but in no event more than ninety (90) days following the Closing, the Company shall have investigated and presented to the Board of Directors of the Company an analysis, including quotations, of the available Directors' and Officers' Liability Insurance ("D & O Insurance") covering certain liabilities which may be incurred by its directors and officers. Within a reasonable time thereafter, and subject to availability, the Company shall purchase D & O Insurance if requested by the Purchaser from such carrier, on such terms and in such amounts as the board of directors of the Company determines are reasonable in light of the nature of the business of the Company.

          6.6  Insurance.  As soon as reasonably practicable following the date
               ---------
hereof, but in no event more than sixty (60) days following the Closing, the Company shall cause each of Global Diamond-SA and Nabas Diamonds to obtain insurance covering the conduct of its respective business in such amounts and against such losses and risks as are customary for the type and scope of such business.

          6.7  Rights to Purchase of Future Securities.  In the event that the
               ---------------------------------------
Company, at any time and from time to time after the Closing and prior to an event described in Section 6.7 (b) below, wishes to offer, directly or indirectly, shares of its capital stock or securities exchangeable or convertible into its capital stock ("Stock") to any person or entity (each a "Buyer"), then the Company shall send each such time a written notice ("Notice") to the Purchaser, prior to or contemporaneous with offering Stock to the Buyers, and in any event no less than thirty (30) business days prior to the proposed closing date of the sale of Stock. The Notice(s) shall describe the number of shares of Stock offered and the purchase price and terms. Upon receipt of any Notice, the Purchaser shall have the right ("Participation Right") to purchase such number of shares of Stock being sold in the offering that is the subject of the Notice, at the price and on the terms contained in the Notice, as is computed by multiplying the total number of shares of Stock being offered by a fraction, the numerator of which shall be the number of shares of the Company's Stock held by the Purchaser as of the date of the Notice and the denominator of which shall be the number of outstanding shares of Stock of the Company as of the date of the Notice. The provisions of this Section 6.7 shall not apply to
(i) any offers of Stock in exchange for non-cash consideration, or (ii) the exercise of the warrants and options set forth on Schedule 3.2; provided, however, until such time as the Purchaser's rights under this Section 6.7 shall have been terminated or expired, the Company shall provide the Purchaser with thirty (30) days prior written notice of any proposed or pending issuances of Common Stock contemplated by either subpart (i) or (ii) of this sentence.

          (a) Exercise of Right.  The Purchaser may exercise the Participation
              -----------------
Right by notifying the Company in writing, within fifteen (15) business days after the date of the Notice, of the Purchaser's desire to exercise its Participation Right. The Purchaser must tender the funds and purchase its proportionate share of the Stock on the date otherwise set for the closing of the purchase, subject only to the closing of the purchase with the other buyers. If the Purchaser does not exercise its right in the manner described in this
Section 6.7(a), the Participation Right will lapse with respect to that offering.

          (b) Term of Participation Right.  The Participation Right under this
              ---------------------------
Section 6.7 shall commence on the day of this Agreement and shall remain in effect for so long as (i) any amount remains outstanding under the Note, or (ii) Purchaser maintains ownership of thirty percent (30%) of the issued and outstanding Common Stock; provided that such Participation Right shall terminate upon a registration statement for an underwritten public offering of the shares of Common Stock being declared effective by the Securities and Exchange Commission (the "SEC").

          6.8  Conversion Rights.  The Company covenants and agrees that it
               -----------------
shall issue shares of its Common Stock subject to and in accordance with the terms of Section 7 of the Note.

          6.9  Second Installment.  Purchaser covenants and agrees that it shall
               ------------------
advance the second installment under the Note in the amount of One Million Four Hundred Thousand Dollars ($1,400,000) subject to and in accordance with the terms and conditions of the Note.

          6.10 Acquisition of Nabas Diamonds.  The Company covenants and agrees
               -----------------------------
to cause Global Diamond-SA to acquire one hundred percent (100%) of the issued and outstanding shares of capital stock of Nabas Diamonds within forty-five (45) days of Closing.

          6.11 Beneficial Ownership of Shares.  Purchaser covenants and agrees
               ------------------------------
to use its best efforts to file on a timely basis all beneficial ownership of securities reports, and amendments thereto ("Beneficial Ownership Reports"), with regards to the securities of the Company in compliance with Sections 13 and 16 of the Securities Exchange Act of 1934. Purchaser further covenants and agrees to at all times maintain record ownership of its Common Stock in its own name until such time as it files a Beneficial Ownership Report disclosing that its percentage ownership of the issued and outstanding Common Stock is less than thirty percent (30%).

          6.12 Further Assurances.  From time to time following the Closing
               ------------------
Date, each of the Company and the Purchaser shall, and shall cause its affiliates to, reasonably cooperate with the other and assist, where feasible, to consummate the transactions contemplated herein as soon as possible following the date hereof.

     7.   Registration Rights.  To induce the Purchaser to purchase the
          -------------------
Securities, the Company has agreed to provide registration rights with respect to the Registrable Securities (as defined below) as set forth in this Section 7. The Company hereby covenants and agrees as follows:

          7.1  Definitions.  As used in this Section 7, the following terms have
               -----------
the meanings indicated:

               (a) "Demand Registration" has the meaning assigned such term in
Section 7.3(a).

               (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (c) "Inspector" has the meaning assigned such term in Section 7.5(a)(viii).

               (d) "Holders" means the Purchaser and any Person to whom Registrable Securities are transferred by any of them other than a transferee to whom such securities have been transferred pursuant to a registration statement under the 1933 Act or Rule 144 (as defined below).

               (e) "NASD" has the meaning assigned such term in Section 7.5(a)(xiv).

               (f) "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               (g) "Registrable Securities" mean each of the following: (a) the Shares, (b) the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrants, and (c) any shares of Common Stock issued or issuable to the Holders of the shares of Common Stock considered by subparts (a) or (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

               (h) "Registration Expenses" has the meaning assigned to such term in Section 7.5(d).

               (i) "Rule 144" means Rule 144 as promulgated by the SEC under the 1933 Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               (j) "SEC" means the Securities and Exchange Commission.

               (k) "Underwriter" has the meaning assigned such term in Section 7.3(e).

          7.2  Securities Subject to this Agreement.
               ------------------------------------

               (a) Registrable Securities. For the purposes of this Agreement,
                   ----------------------
Registrable Securities will cease to be Registrable Securities when a registration statement covering such Registrable Securities has been declared effective under the 1933 Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement.

               (b) Holders of Registrable Securities. A Person is deemed to be a
                   ---------------------------------
holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

          7.3  Demand Registration.
               -------------------

               (a) Request for Demand Registration.  At any time commencing six
                   -------------------------------
(6) months from the Closing, the Holders may make a written request for registration (such Holders making such request being deemed to be "Initiating Holders") of Registrable Securities under the 1933 Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by such Holder or Holders (a "Demand Registration"); provided, the Company will not be required to effect more than five (5) Demand Registrations at the request of the Holders pursuant to this Section 7.3. Such request for a Demand Registration shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within 15 days after the receipt of such request, the Company shall give written notice thereof to all other Holders holding Registrable Securities (the "Non-Initiating Holders") and include in such registration all Registrable Securities held by a Holder with respect to which the Company has received written requests for inclusion therein within 15 days of the receipt by such Holder of such written notice. Each such request shall specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired.

               (b) Effective Demand Registration. A registration shall not
                   -----------------------------
constitute a Demand Registration until it has become effective and remains continuously effective until the earlier of (i) the date of sale of all Registrable Securities registered thereunder or (ii) 60 days from the effective date. The Company shall use its best efforts to cause any such Demand Registration to become effective not later than 60 days after it receives a request under Section 7.3(a) hereof.

               (c) Expenses. The Company shall pay all Registration Expenses
                   --------
(other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective; provided, however, that each Holder participating in such Demand Registration shall bear the costs of its own legal counsel.

               (d) Underwriting Procedures. If Initiating Holders holding a
                   -----------------------
majority of the Registrable Securities held by all such Initiating Holders so elect, the offering of such

Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Underwriter selected in accordance with Section 7.3(e). In such event, if the Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse affect on the success of such offering, the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Underwriter may be sold without any such material adverse affect and shall reduce, first as to any stockholders who are the Non-Initiating Holders as a group and then as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included by each Holder in such registration.

               (e) Selection of Underwriters. If any Demand Registration of
                   -------------------------
Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall, in their discretion, select and obtain an investment banking firm to act as the managing underwriter of the offering (the "Underwriter"), subject to approval by the Company which shall not be unreasonably withheld.

          7.4  Holdback Agreements and Termination.
               -----------------------------------

               (a) Delay of Rights Under Special Circumstances.  Upon receipt
                   -------------------------------------------
by the Company of a request for Demand Registration pursuant to Section 7.3(a) hereof, the Company shall have the right, in the event that the Company is then engaged in business negotiations which would be materially adversely affected by a Demand Registration, to delay the effectiveness of such request by the Initiating Holders for a period of up to 30 days. The Company shall exercise the foregoing delay right by delivering to the Initiating Holders, within 5 days after the receipt of such request, a written notice attesting to the necessity of such a delay.

               (b) Restrictions on Demands by Holders and Termination of Demand
                   ------------------------------------------------------------
Rights.  Subject to the provision of Section 7.6 hereof, each Holder of
------
Registrable Securities agrees that the right to request a Demand Registration shall be suspended for a period of up to 180 days commencing upon the date the Company executes a letter of intent with an underwriter for a firm commitment underwritten public offering of its securities having an aggregate offering price of not less than $5,000,000, provided that a registration statement with respect to such offering is filed by the Company with the SEC within 45 days from the date of execution of such letter of intent. The foregoing suspension of the rights of the Holders will cease if such registration statement is not declared effective by the SEC within 60 days of the filing thereof.

          7.5  Registration Procedures.
               -----------------------

               (a) Obligations of the Company. Whenever registration of
                   --------------------------
Registrable Securities has been requested pursuant to Article 7 of this Agreement, the

Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

               (i) diligently use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies of which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 60 days, or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the

Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 7.5(a)(iv), (B) subject itself to taxation in any such jurisdiction or
(C) consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

               (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

               (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Underwriter, if any, selected as provided in Section 7.3) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries, officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such records has been made generally available to the public other than through a breach of the confidentiality requirement set forth above. Each Seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is required by any court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

               (x) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

               (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 7.10(a) of the 1933 Act;

               (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;

               (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration hereunder;

               (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

               (xv) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b) Seller Information  The Company may require each seller of
              ------------------
Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          (c) Notice to Discontinue.  Each Holder of Registrable Securities
              ---------------------
agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.5(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.5(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 7.5(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7.5(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7.5(a)(vi).

          (d) Registration Expenses.  The Company shall pay all expenses (other
              ---------------------
than as set forth in Section 7.3(c)) arising from or incident to the performance of, or compliance with, the terms of Article 7 of this Agreement, including without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any expenses arising from any special audits incident to or required by any registration or qualification), and (v) any liability insurance or other premiums for insurance obtained (which insurance the Company agrees to use its best efforts to obtain upon the reasonable request of any seller of Registrable Securities) retained in connection with any Demand Registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7.4(d) are referred to herein as "Registration Expenses."

          7.6  Piggy-Back Registration.  If the Company proposes to file a
               -----------------------
registration statement under the Act, other than pursuant to Section 7.3 hereof, with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering capital stock for sale to the public), then the Company shall give written notice of such proposed filing to each of the Holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request. The Company shall use its best efforts (within ten days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the Holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Holders of Registrable Securities that the total amount or kind of securities which they, the Company and any other persons or entities intend to include in such offering (the "Total Securities") is sufficiently large so as to have a material adverse effect on the distribution of the Total Securities, then the amount or kind of securities to be offered for the account of such Holders and such other persons or entities (other than the Company) shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, provided that the Holders shall have first priority to participate in the registration over all other holders of registration rights. Unless waived by a Holder in writing, each Holder shall have the right to participate pro rata based upon the proportion of the Registrable Securities held by them bears to all Registrable Securities.

          7.7  Indemnification; Contribution
               -----------------------------

               (a) Indemnification by the Company. The Company agrees to
                   ------------------------------
indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, partners, employees, advisors and agents and each Person who controls (within the meaning of the 1933 Act or the Exchange Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation or defending such claim and any amounts paid in any settlement effected with the Company's consent) arising out of or based upon (i) any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the 1933 Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

               (b) Indemnification by Holders. In connection with any
                   --------------------------
registration statement in which a Holder is participating pursuant to Article 7 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Holder agrees to indemnify, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the 1933 Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to any statement or alleged statement in or omission or alleged omission from such registration statement if such statement or omission was made in reliance upon and in conformity with information furnished in writing by such Holder; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 7.7(b) shall be limited to the net proceeds received by such Holder in the offering to which the registration statement or prospectus relates.

               (c) Conduct of Indemnification Proceedings. Any Person entitled
                   --------------------------------------
to indemnification hereunder (the "Indemnification Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct, (B) there may be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, or (C) in the reasonable judgment of the Indemnified Party, upon the advice of counsel, a conflict of interest may exist between the Indemnified Party and the Indemnifying Party. In any of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

               (d) Contribution. If the indemnification provided for in this
                   ------------
Section 7.7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.7(a), 7.7(b) and 7.7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person.

          7.8  Rule 144.  The Company covenants that, from and after the date
               --------
that the Company has a class of equity securities registered under the Exchange Act, it shall (i) file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder; (ii) make and keep public information available as those terms are understood and defined in Rule 144; and (iii) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

     8.   Miscellaneous.
          -------------

          8.1  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement or the breach hereof, including the determination of any disputed set-off amount, shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrator shall, except for mistakes of law, be final and binding upon the parties hereto, and judgment upon the award rendered by the arbitrator, which shall, in the case of damages, be limited to actual damages proven in the arbitration, may be entered in any court having jurisdiction thereof. Enforcement of the decision of the arbitrator shall be governed by the Convention on the Recognition and Enforcement of Foreign Arbitral Awards, to which both the United States and Saudi Arabia are parties.

          There shall be a single arbitrator who shall be an existing or former judge of a court of record within the United States or an attorney in good standing admitted to practice for a period of at least ten (10) years within the United States. No arbitration shall involve parties other than the parties hereto and their respective successors and assigns or be in any respect binding with respect to any such other parties. The situs of the arbitration will be in the County of San Diego, State of California. The language of the arbitration shall be English.

          The parties to any arbitration arising hereunder shall have the right to take depositions and to obtain discovery regarding the subject matter of the arbitration and to use and exercise all of the same rights, remedies and procedures, and be subject to all of the same duties, liabilities, and obligations in the arbitration with respect to the subject matter thereof, as if the subject matter of the arbitration were pending in a civil action before a court of highest jurisdiction in California, U.S.A. The arbitrator shall have the power to enforce said discovery by imposition of same terms, conditions, consequences, liabilities, sanctions and penalties as can be or maybe imposed in like circumstances in a civil action by a court of highest jurisdiction of the state in which the arbitration is held, except the power to order the arrest or imprisonment of a person.

          If any party commences an action, either arbitration or court proceedings, against any other party arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled from the losing party or parties, both attorney's fees and costs of the arbitration and/or suit as part of the judgment rendered.

          Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal or pending the arbitral tribunal's determination of the merits of the controversy.

          8.2  Survival of Representations.  All representations, warranties and
               ---------------------------
agreements contained herein or made in writing by the Company and the Purchaser in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

          8.3  Expenses and Attorney Fees.  The Company and the Purchaser shall
               --------------------------
each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

          8.4  Waiver of Conditions.  At any time or times during the term
               --------------------
hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and the Purchaser may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          8.5  Partial Invalidity.  If any term, covenant or condition of this
               ------------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          8.6  Notices.  Any notices relating to this Agreement of the Exhibits
               -------
hereto shall be deemed sufficiently given and served for all purposes if given in writing and delivered (a) personally, (b) by a telegram filed, charges prepaid, (c) by facsimile with electronic confirmation of receipt, (d) by registered or certified mail, postage prepaid, or (e) by international courier, addressed as follows:

          If to the Company or GDRIL:

               Global Diamond Resources, Inc.
               836 Prospect Street, Suite 2B
               La Jolla, California  92037
               USA
               Attention: Johann de Villiers, Chief Executive Officer
               Facsimile: (619) 459-5513

          If to the Purchaser:

               International PCM Holdings Limited
               P.O. Box 33251,
               Jeddah 21448
               Kingdom of Saudi Arabia
               Attention: Abu Bakr Bin Ali Akhdar Mood
               Facsimile: ______________________________

Such notice shall be deemed given: (a) if personally delivered, at the time of delivery; (b) if sent by facsimile transmission with confirmation of receipt or delivered by telegram, three (3) days after being sent or the time of actual receipt, whichever is earlier; and (c) if sent by mail or international courier, on the date of actual receipt. The address for the purpose of this Paragraph
8.6 may be changed by giving notice of such change in the manner provided herein for giving notice.

          8.7  Successors and Assigns.  The terms, covenants and conditions
               ----------------------
contained herein shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto. The foregoing notwithstanding, this Agreement may not be assigned by either party, in fact or by operation of law, without the prior written consent of the other, and any such attempted assignment shall be null and void; provided, however, that in the event of a purported assignment by the Purchaser, the consent of the Company and GDRIL shall not be unreasonably withheld.

          8.8  Law Governing.  This Agreement shall be construed and interpreted
               -------------
in accordance with and governed and enforced in all respects by the laws of the State of California.

          8.9  Headings.  The section, subsection and paragraph headings
               --------
throughout this Agreement are for convenience and reference only, and the words contained therein shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

          8.10 Counterparts; Fax Signatures.  This Agreement may be executed in
               ----------------------------
any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and the Purchaser. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures.

          8.11 Entire Agreement.  This Agreement and the Schedules contain the
               ----------------
entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                 GLOBAL DIAMOND RESOURCES, INC.,
                                 a Nevada corporation


                                 By:_________________________________
                                    Johann de Villiers,
                                    Chief Executive Officer


                                 INTERNATIONAL PCM HOLDINGS LIMITED,
                                 a British Virgin Islands company


                                 By:_________________________________
                                    Abu Bakr Bin Ali Akhdar Mood,
                                    Director